POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Anita Albano, and each of them acting singly, his true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Aquila Municipal Trust (the “Trust”) (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to (a) the proposed reorganization of Aquila Tax-Free Trust of Oregon, a series of The Cascades Trust, into a series of the Trust, and (ii) any and all other documents and papers relating to such reorganizations, and generally to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming his signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 7th day of December, 2019.

/s/ Ernest Calderón
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Ernest Calderón

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Anita Albano, and each of them acting singly, his true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Aquila Municipal Trust (the “Trust”) (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to (a) the proposed reorganization of Aquila Tax-Free Trust of Oregon, a series of The Cascades Trust, into a series of the Trust, and (ii) any and all other documents and papers relating to such reorganizations, and generally to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming his signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 7th day of December, 2019.

/s/ Thomas A. Christopher
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Thomas A. Christopher

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Anita Albano, and each of them acting singly, his true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Aquila Municipal Trust (the “Trust”) (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to (a) the proposed reorganization of Aquila Tax-Free Trust of Oregon, a series of The Cascades Trust, into a series of the Trust, and (ii) any and all other documents and papers relating to such reorganizations, and generally to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming his signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 7th day of December, 2019.

/s/ Gary C. Cornia
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Gary C. Cornia

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Anita Albano, and each of them acting singly, his true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Aquila Municipal Trust (the “Trust”) (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to (a) the proposed reorganization of Aquila Tax-Free Trust of Oregon, a series of The Cascades Trust, into a series of the Trust, and (ii) any and all other documents and papers relating to such reorganizations, and generally to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming his signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 7th day of December, 2019.

/s/ Grady Gammage, Jr.
__________________________________
Grady Gammage, Jr.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Anita Albano, and each of them acting singly, his true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Aquila Municipal Trust (the “Trust”) (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to (a) the proposed reorganization of Aquila Tax-Free Trust of Oregon, a series of The Cascades Trust, into a series of the Trust, and (ii) any and all other documents and papers relating to such reorganizations, and generally to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming his signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 7th day of December, 2019.

/s/ Glenn P. O’Flaherty
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Glenn P. O’Flaherty

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Diana P. Herrmann and Anita Albano, and each of them acting singly, her true, sufficient and lawful attorneys-in-fact and agents, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of Aquila Municipal Trust (the “Trust”) (i) the Trust’s Registration Statement on Form N-14, and any and all amendments thereto, with respect to (a) the proposed reorganization of Aquila Tax-Free Trust of Oregon, a series of The Cascades Trust, into a series of the Trust, and (ii) any and all other documents and papers relating to such reorganizations, and generally to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming her signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

All past acts of such attorneys-in-fact and agents in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 7th day of December, 2019.

/s/ Laureen L. White
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Laureen L. White